Exhibit 10.1


              AMENDMENT NO. 2 TO SHARE PURCHASE AND SALE AGREEMENT

                  AMENDMENT NO. 2 dated as of April 26, 2007 (the "Amendment"), to the Share Purchase and Sale Agreement dated as of June 21, 2006, as amended by Amendment No. 1 dated as of December 18, 2006 (the "Agreement"), between IBASIS, INC., a Delaware corporation ("Seller") and KPN B.V., (formerly KPN Telecom B.V.) a private limited liability company with its registered office at Maanplein 55, The Hague, and incorporated under the laws of the Netherlands ("Purchaser"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

                  WHEREAS, Seller and Purchaser entered into that certain Agreement on June 21, 2006;

                  WHEREAS, Seller and Purchaser amended the Agreement on December 18, 2006, to confirm access to certain information of Seller and extend the Outside Date of the Agreement; and

                  WHEREAS, pursuant to Section 10.13 of the Agreement, Seller and Purchaser desire to further amend the Agreement and extend the Outside Date of the Agreement.

                  NOW, THEREFORE, the parties hereby agree as follows:


         Amendment to Article VI of the Agreement. Article VI of the Agreement is hereby amended by inserting the following as Section 6.02(f) of the
Agreement:

                  "(f) No Seller Material Adverse Change. Since the date of Amendment No. 2, dated as of April 26, 2007, to the Agreement (the "Second Amendment") and without limiting any other provision herein, there shall not have occurred any change, event, circumstance or development that has had, or can reasonably be expected to have, a Seller Material Adverse Change.

                  As used herein, "Seller Material Adverse Change" means a material adverse change in (i) the investigation being conducted by the SEC related to the stock option practices including but not limited to related tax or accounting issues of Seller as such investigation relates to the Seller or its Chief Executive Officer and/or Executive Vice President, (ii) the review of the Listing on Nasdaq by the Nasdaq Listing and Hearing Review Council resulting in the delisting of Seller's securities, or (iii) the information related to the stock option practices including but not limited to related tax or accounting issues and the related reviews or investigations of Seller disclosed in Seller SEC filings or which have otherwise been disclosed to Purchaser in each case, prior to the Second Amendment."

         Amendment to Section 7.01(iv) of the Agreement. Section 7.01(iv) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(iv) by Seller or Purchaser, if the Closing does not occur on or prior to October 31, 2007 (the "Outside Date");".


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                  SECTION 3. Waiver. Purchaser hereby waives any breach of the representations, warranties and covenants of the Seller contained in Articles III and V of the Agreement but only to the extent that the inaccuracy of such representations, warranties and covenants arises out of the facts, circumstances and practices relating to the Seller's historical stock option granting practices, including but not limited to related tax and accounting issues, that have been previously disclosed in Seller SEC filings or which have been otherwise disclosed to Purchaser in each case prior to the Second Amendment.

                  SECTION 4. Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. This Amendment is without prejudice to any other rights or claims by either Seller or Purchaser existing prior to or after the date hereof under the Agreement. After the date hereof, any reference to the Agreement shall mean the Agreement as amended hereby. In the event of any inconsistency or conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall govern and be binding. The terms and provisions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 5. Governing Law. This Amendment and any disputes arising under or related hereto (whether for breach of contract, tortious conduct or otherwise) shall be governed and construed in accordance with the laws of the State of New York, without reference to its conflicts of law principles.

                  SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered, in person, by facsimile, or by electronic image scan.



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                  IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Amendment as of the date first written above.



                                     IBASIS, INC.,

                                      by
                                             /s/ Ofer Gneezy
                                     -------------------------------------------
                                     Name:   Ofer Gneezy
                                     Title:  President & CEO


                                     KPN B.V.,

                                      by
                                             /s/ Joost Farwerck
                                     -------------------------------------------
                                     Name:   Joost Farwerck
                                     Title:  Director Wholesale & Operations
                                             by virtue of Power of Attorney